CUSIP No. 53635B107	Page 20 of 20

EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.001 par value, of Double-Take Software, Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Date: February 14, 2007

ABS Capital Partners IV, L.P.	John D. Stobo, Jr.
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

ABS Capital Partners IV-A, L.P.	Phillip A. Clough
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

ABS Capital Partners IV-Offshore, L.P.	Frederic G. Emry
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

ABS Capital Partners IV-Special Offshore, L.P.	Ashoke Goswami
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

ABS Partners IV, L.L.C.	Ralph S. Terkowitz
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

Donald B. Hebb, Jr.	Laura L. Witt
By: /s/ James E. Stevenson, Jr.	By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.	Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*	Title: Attorney-in-fact*

Timothy T. Weglicki
By: /s/ James E. Stevenson, Jr.
Name: James E. Stevenson, Jr.
Title: Attorney-in-fact*

* James E. Stevenson, Jr. is signing as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 14, 2007, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing on Schedule 13G for Double-Take Software, Inc.